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                                                                 EXHIBIT 10.21.1


                AMENDMENT TO MANAGEMENT AND CONSULTING AGREEMENT

         This Amendment to Management and Consulting Agreement, dated as of 17th (the "Amendment"), is made by and among Alon USA, Inc., a Delaware corporation (the "Company"), Alon Israel Oil Company, Ltd., a limited liability company formed under the laws of Israel ("Alon Israel") and Alon USA Energy, Inc., a Delaware corporation ("Alon Energy") (Alon Israel and Alon Energy are hereinafter collectively referred to as the "Consultants").

                                   WITNESSETH:

         WHEREAS, the Company and the Consultants entered into a Management and Consulting Agreement ("Management Agreement") dated as of August 1, 2003;

         WHEREAS, Alon Energy is contemplating an initial public offering (the "IPO");

         WHEREAS, in connection with the IPO, the parties hereto wish to make certain changes to the Management Agreement to become effective immediately upon the consummation of the IPO ("Effective Date");

         NOW, THEREFORE, in consideration of mutual covenants and agreements set forth herein and in reliance upon the representations contained herein, the parties hereto covenant and agree effective on the Effective Date:

                                    ARTICLE I
                               CHANGE IN SERVICES


         Section 1.2 shall be substituted it in its entirety by the following:

         "Section 1.2 Services of The Consultants. The Consultants shall make reasonably available to the Company the services of their employees and officers to assist and interact with management of the Company regarding policy initiatives, financial planning and strategic planning relating to the ongoing operations of the Company, including the ongoing implementation thereof, and to perform such other services as mutually agreed upon from time to time by the Company and the Consultants. Unless otherwise further agreed, the Services shall include:

         (a) Assisting the Company in the strategic planning of the Company's long-term goals;

         (b) Consulting the Company regarding implementing, at the Company's service stations in the U.S., Alon Israel's ring technology and cell technology for increasing the speed, efficiency and convenience of refueling by customers;



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         (c) Assisting and advising the Company in identifying and implementing marketing strategies, promotions and techniques used by Alon Israel; and

         (d) Assisting and advising the Company in identifying and implementing new technologies and plant modifications to improve production and efficiencies;

         (e) Assisting the Company in identifying new markets and analyzing the risks and benefits of entering such markets.


                                   ARTICLE II
                                 CHANGE IN TERM

         Notwithstanding Section 2.1 of the Management Agreement it is hereby agreed that the term of this Agreement shall be extended and shall end on December 31, 2009

                                   ARTICLE III
                    CHANGE IN COMPENSATION OF THE CONSULTANTS

         Notwithstanding section 3.1 to the Management Agreement the parties have agreed to terminate the Management Consulting Fee for a lump Sum of $6,000,000 payable to Alon Israel by the Company as follows: (a) $2,000,000 payable by no later than the Effective Date, and (b) $4,000,000 payable by no later than March 15, 2006.

                                   ARTICLE IV
                               EFFECT OF AMENDMENT

Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Management Agreement all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                            [SIGNATURE PAGE FOLLOWS.]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.



                                 ALON USA, INC.



                                 By:   /s/ DAVID WIESSMAN
                                     ----------------------------------------
                                 Name:     David Wiessman
                                      ---------------------------------------
                                 Title:    Chairman
                                        -------------------------------------




                                 ALON ISRAEL OIL COMPANY, LTD.



                                 By:   /s/ DAVID WIESSMAN
                                     ----------------------------------------
                                 Name:     David Wiessman
                                       --------------------------------------
                                 Title:    President & CEO
                                        -------------------------------------




                                 ALON USA ENERGY, INC.



                                 By:   /s/ DAVID WIESSMAN
                                     ----------------------------------------
                                 Name:     David Wiessman
                                       --------------------------------------
                                 Title:    Executive Chairman
                                        -------------------------------------





                                      -3-